The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-B

01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	109,850,714
Total Original Balance:	109,919,531

Number Of Loans:	722

			Minimum	Maximum
Average Current Balance:	$152,147.80		$37,000.00	$672,075.00
Average Original Balance:	$152,243.12		$37,000.00	$672,075.00
Average Appraisal Value:	$168,782.53		$48,000.00	$725,000.00
Average Purchase Price:	$182,153.75		$0.00	$559,000.00
Average Collateral Value:	$168,677.10		$48,000.00	$725,000.00

Weighted Average Gross Coupon:	7.532%		5.750	11.350%

Weighted Average Gross Margin:	6.626%		2.250	10.900%
Weighted Average Initial Rate Cap:	2.320%		1.000	3.000%
Weighted Average Period Rate Cap:	1.080%		1.000	2.000%
Weighted Average Minimum Rate:	7.486%		5.750	11.350%
Weighted Average Maximum Rate:	14.472%		12.250	18.350%

Weighted Average Initial Reset Frequency:	27	months	6	60	months
Weighted Average Reset Frequency:	6	months	6	12	months
Weighted Average Next Reset:	26.24	months	6.00	60.00	months

Weighted Average Combined Orig Ltv:	91.69%		90.06	100.00%

Weighted Average Fico Score:	575		500	750

Weighted Average Back-End Ratio:	41.33%		12.77	64.80%

Weighted Average Orig Amort Term:	358.60	months	156.00	360.00	months
Weighted Average Original Term:	358.21	months	156.00	360.00	months
Weighted Average Remaining Term:	357.43	months	156.00	360.00	months
Weighted Average Seasoning:	0.78	months	0.00	7.00	months

Weighted Average Prepay Term:	33.65	months	0.00	60.00	months

Top State Concentrations ($):	18.43 % California, 10.19 % Florida, 7.41 % Ohio
Maximum Zip Code Concentration ($):	0.61% 80016 (Aurora, CO)

First Pay Date:			Jul 01, 2004	Mar 01, 2005
Paid To Date:			Nov 29, 2004	Jan 31, 2005
Mature Date:			Jan 01, 2018	Feb 01, 2035
1St Rate Adj Date:			Jul 15, 2005	Feb 01, 2010
Next Rate Adj Date:			Jul 15, 2005	Feb 01, 2010

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	461	71,787,528.15	65.35
3/27 6 MO LIBOR	147	21,550,390.87	19.62
Fixed Rate	75	7,949,570.54	7.24
2/28 ARM I/O	16	4,202,233.38	3.83
3/27 ARM I/O	14	3,144,780.78	2.86
5/25 ARM	4	513,530.75	0.47
6 MO LIBOR	2	466,928.00	0.43
Fixed Rate Balloon	3	235,751.68	0.21
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	721	109,751,175.15	99.91
02:Delinquent:30 Days	1	99,539.00	0.09
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	477	75,989,761.53	69.18
3/27 6 Mo LIBOR ARM	161	24,695,171.65	22.48
Fixed Rate	75	7,949,570.54	7.24
5/1 Year LIBOR ARM	4	513,530.75	0.47
6 Mo LIBOR ARM	2	466,928.00	0.43
Fixed Rate Balloon	3	235,751.68	0.21
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	644	101,665,391.93	92.55
Fixed Rate	78	8,185,322.22	7.45
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	718	109,033,957.35	99.26
Silent Second	4	816,756.80	0.74
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
37,000 - 50,000	10	471,394.15	0.43
50,001 - 100,000	224	17,212,895.54	15.67
100,001 - 150,000	212	25,913,400.66	23.59
150,001 - 200,000	123	21,166,148.63	19.27
200,001 - 250,000	58	13,127,739.05	11.95
250,001 - 300,000	32	8,660,511.83	7.88
300,001 - 350,000	30	9,647,945.25	8.78
350,001 - 400,000	20	7,469,729.99	6.80
400,001 - 450,000	5	2,129,665.10	1.94
450,001 - 500,000	5	2,343,410.82	2.13
500,001 - 550,000	2	1,035,798.13	0.94
650,001 - 672,075	1	672,075.00	0.61
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
37,000 - 50,000	11	521,372.55	0.47
50,001 - 100,000	224	17,262,884.36	15.71
100,001 - 150,000	211	25,813,433.44	23.50
150,001 - 200,000	123	21,166,148.63	19.27
200,001 - 250,000	59	13,377,601.04	12.18
250,001 - 300,000	31	8,410,649.84	7.66
300,001 - 350,000	30	9,647,945.25	8.78
350,001 - 400,000	20	7,469,729.99	6.80
400,001 - 450,000	5	2,129,665.10	1.94
450,001 - 500,000	5	2,343,410.82	2.13
500,001 - 550,000	2	1,035,798.13	0.94
650,001 - 672,075	1	672,075.00	0.61
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.750 - 6.000	25	5,974,225.66	5.44
6.001 - 6.500	54	10,715,874.23	9.75
6.501 - 7.000	128	22,268,792.05	20.27
7.001 - 7.500	129	20,352,843.82	18.53
7.501 - 8.000	167	24,157,038.60	21.99
8.001 - 8.500	80	10,359,165.82	9.43
8.501 - 9.000	78	9,524,362.40	8.67
9.001 - 9.500	21	2,789,094.49	2.54
9.501 - 10.000	20	2,064,693.40	1.88
10.001 - 10.500	5	457,554.36	0.42
10.501 - 11.000	11	856,711.13	0.78
11.001 - 11.350	4	330,358.19	0.30
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 3.000	4	513,530.75	0.51
4.001 - 5.000	15	3,489,266.20	3.43
5.001 - 6.000	126	23,731,626.49	23.34
6.001 - 7.000	265	42,685,443.47	41.99
7.001 - 8.000	157	21,275,497.28	20.93
8.001 - 9.000	56	7,858,974.99	7.73
9.001 - 10.000	15	1,699,255.70	1.67
10.001 - 10.900	6	411,797.05	0.41
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.750 - 6.000	25	5,974,225.66	5.88
6.001 - 7.000	167	30,715,200.81	30.21
7.001 - 8.000	277	42,593,134.97	41.90
8.001 - 9.000	129	17,058,137.30	16.78
9.001 - 10.000	33	4,180,567.79	4.11
10.001 - 11.000	11	1,026,578.19	1.01
11.001 - 11.350	2	117,547.21	0.12
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.250 - 13.000	27	6,321,825.66	6.22
13.001 - 14.000	167	30,649,492.67	30.15
14.001 - 15.000	277	42,681,030.71	41.98
15.001 - 16.000	129	16,887,199.70	16.61
16.001 - 17.000	32	4,053,601.32	3.99
17.001 - 18.000	10	954,694.66	0.94
18.001 - 18.350	2	117,547.21	0.12
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	2	466,928.00	0.46
2.000	432	68,249,165.90	67.13
3.000	210	32,949,298.03	32.41
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	554	86,496,801.28	85.08
1.500	83	14,125,339.46	13.89
2.000	7	1,043,251.19	1.03
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	640	101,151,861.18	99.49
12	4	513,530.75	0.51
Total	644	101,665,391.93	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
156	1	130,486.58	0.12
180	7	563,749.20	0.51
240	5	571,681.63	0.52
360	709	108,584,796.74	98.85
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
156 - 180	8	694,235.78	0.63
181 - 240	5	571,681.63	0.52
301 - 360	709	108,584,796.74	98.85
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	312	47,393,690.41	43.14
1 - 7	410	62,457,023.74	56.86
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
90.06 - 95.00	701	106,688,799.64	97.12
95.01 - 100.00	21	3,161,914.51	2.88
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.77 - 15.00	3	204,025.56	0.19
15.01 - 20.00	17	1,317,723.45	1.20
20.01 - 25.00	36	3,641,646.46	3.32
25.01 - 30.00	61	7,531,013.53	6.86
30.01 - 35.00	83	11,971,006.82	10.90
35.01 - 40.00	119	16,588,990.08	15.10
40.01 - 45.00	141	22,554,438.72	20.53
45.01 - 50.00	184	32,416,799.64	29.51
50.01 - 55.00	73	12,796,226.79	11.65
55.01 - 60.00	3	514,162.35	0.47
60.01 - 64.80	2	314,680.75	0.29
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
500 - 500	1	174,453.78	0.16
501 - 525	58	8,475,966.77	7.72
526 - 550	209	31,642,904.90	28.81
551 - 575	155	21,845,795.40	19.89
576 - 600	120	18,879,639.07	17.19
601 - 625	81	13,815,951.37	12.58
626 - 650	48	7,108,829.78	6.47
651 - 675	23	3,852,600.27	3.51
676 - 700	17	2,652,450.17	2.41
701 - 725	7	895,120.42	0.81
726 - 750	3	507,002.22	0.46
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	570	88,318,104.02	80.40
No Prepayment Penalty	152	21,532,610.13	19.60
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	152	21,532,610.13	19.60
12	12	2,310,395.80	2.10
24	138	18,198,160.43	16.57
36	403	65,038,413.50	59.21
60	17	2,771,134.29	2.52
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	618	89,696,030.76	81.65
PUD	73	15,464,972.93	14.08
Condominium	15	2,799,275.20	2.55
Townhouse	15	1,812,161.41	1.65
Two-Four Family	1	78,273.85	0.07
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	715	109,313,061.49	99.51
Second Lien	7	537,652.66	0.49
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	719	109,614,962.47	99.79
Balloon	3	235,751.68	0.21
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	692	102,503,699.99	93.31
Y	30	7,347,014.16	6.69
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	692	102,503,699.99	93.31
24	1	323,899.88	0.29
60	29	7,023,114.28	6.39
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	406	63,109,705.26	57.45
Rate/Term Refinance	266	38,599,901.37	35.14
Purchase	50	8,141,107.52	7.41
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	722	109,850,714.15	100.00
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	722	109,850,714.15	100.00
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	654	99,490,565.82	90.57
B	68	10,360,148.33	9.43
Total	722	109,850,714.15	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	44	6,148,863.27	5.60
Arkansas	3	270,497.52	0.25
California	73	20,243,186.06	18.43
Colorado	21	4,573,169.89	4.16
Connecticut	2	573,734.66	0.52
Delaware	13	2,501,190.88	2.28
Florida	70	11,192,070.86	10.19
Georgia	27	3,685,393.05	3.35
Idaho	6	658,707.05	0.60
Illinois	1	245,833.52	0.22
Indiana	34	3,556,855.61	3.24
Iowa	10	1,118,092.47	1.02
Kansas	7	478,530.33	0.44
Kentucky	21	2,282,487.73	2.08
Louisiana	17	1,504,871.17	1.37
Maine	3	451,067.76	0.41
Maryland	23	4,707,541.49	4.29
Massachusetts	3	904,000.66	0.82
Michigan	26	3,205,070.04	2.92
Minnesota	6	923,046.53	0.84
Missouri	27	2,611,710.06	2.38
Montana	3	331,404.85	0.30
Nebraska	7	844,854.32	0.77
Nevada	10	2,782,724.93	2.53
New Hampshire	4	882,582.22	0.80
New Jersey	5	881,322.56	0.80
New Mexico	14	1,539,776.21	1.40
New York	7	527,535.00	0.48
North Carolina	13	1,491,699.86	1.36
North Dakota	1	76,011.60	0.07
Ohio	69	8,138,991.13	7.41
Oklahoma	2	246,235.57	0.22
Oregon	3	553,223.22	0.50
Pennsylvania	32	3,776,633.74	3.44
Rhode Island	1	278,411.22	0.25
South Carolina	8	878,928.42	0.80
South Dakota	5	437,865.84	0.40
Tennessee	22	2,213,529.96	2.02
Texas	26	3,544,900.38	3.23
Utah	4	861,256.68	0.78
Vermont	1	82,206.46	0.07
Virginia	13	1,937,991.78	1.76
Washington	28	5,131,509.09	4.67
West Virginia	3	326,528.87	0.30
Wisconsin	2	123,914.03	0.11
Wyoming	2	124,755.60	0.11
Total	722	109,850,714.15	100.00